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             Chase Manhattan Credit Card Master Trust Series 1996-3

                                  May 15, 2001
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                                    EXHIBIT C
                FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


                                         For the Distribution Date                                                         05/15/01
                                         For the Monthly Period                                                                  59



Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3
Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank
USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3
Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust)
and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month.               05/15/01
The information which is required to be prepared with respect to the Distribution Date and with respect to              April, 2001
the performance of the Trust during the month (the Monthly Period) is set forth below.                                           59
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.



 I.          INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND
             CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL
             CERTIFICATE PRINCIPAL AMOUNT)


             A)          The total amount of the distribution to Series 1996-3 Certificateholders on                       05/15/01
                         per $1,000 original certificate principal amount
                         (1)         Class A Certificateholders                                                        1,005.866667
                         (2)         Class B Certificateholders                                                            6.008333
             B)          The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount
                         (1)         Class A Certificateholders                                                        1,000.000000
                         (2)         Class B Certificateholders                                                            0.000000
             C)          The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount
                         (1)         Class A Certificateholders                                                            5.866667
                         (2)         Class B Certificateholders                                                            6.008333


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                                  May 15, 2001
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
 II.         INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

             A)          Collections
                         (1)         The aggregate amount of Collections processed with respect to the preceding Monthly Period and allocated to the Series 1996-3
                                     Certificates was equal to                                                        140,855,152.29
                         (2)         The Payment Rate with respect to the preceding Monthly
                                     Period was equal to                                                                     13.65 %
                                     The monthly payment rate for the 2nd preceding Monthly                                       58
                                     Period was equal to                                                                     13.72 %
                                     The monthly payment rate for the 3rd preceding Monthly                                       57
                                     Period was equal to                                                                     12.01 %
                         (3)a.       The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
                                     were allocated in respect of the Series 1996-3 Certificates                      138,001,134.38
                         (3)b.       The aggregate amount of Investor Defaults treated as
                                     Available Principal Collections pursuant to sections 4.08 a.(iii),
                                     4.10 (b),(e),(I)                                                                     887,306.19
                         (4)         The aggregate amount of Collections of Finance Charge
                                     Receivables processed with respect to the preceding Monthly
                                     Period which were allocated in respect of the Series 1996-3 Certificates           2,854,017.92
             B)          Deficit Controlled Amortization Amount                                                                 0.00
             C)          Principal Receivables in the Trust and Allocation Percentages
                         (1)         The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (represented by the Seller Interest, the Investor Interest of Series 1996-3,
                                     and the Investor Interest of all other outstanding Series)                     2,640,811,410.82
                         (2)         The Investor Interest as of the last day of the preceding Monthly Period
                                     (a)          Investor Interest                                                 1,032,085,593.58
                                     (b)          Class A Investor Interest                                           957,220,000.00
                                     (c)          Class B Investor Interest                                            42,780,000.00
                                     (d)          Collateral Interest                                                  32,085,593.58
                         (3)         The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables
                                     set forth in paragraph C(1) above                                                     39.0821 %
                         (4)         The Class A Investor Interest set forth in paragraph C(2)(b)
                                     above as a percentage of the aggregate amount of Principal
                                     Receivables set forth in paragraph C(1) above                                         36.2472 %
                         (5)         The Class B Investor Interest set forth in paragraph C(2)(c)
                                     above as a percentage of the aggregate amount of Principal
                                     Receivables set forth in paragraph C(1) above                                          1.6200 %
                         (6)         The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
                                     set forth in paragraph C(1) above                                                    1.214990 %
                         (7)         The Class A Floating Percentage                                                       58.6888 %
                         (8)         The Class B Floating Percentage                                                       23.6062 %
                         (9)         The Class B Principal Percentage                                                       3.9999 %
                         (10)        The Collateral Floating Percentage                                                    17.7050 %


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                                  May 15, 2001
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
                    (11)        The Collateral Principal Percentage                                                         6.5001 %
                    (12)        The Floating Allocation Percentage                                                          6.7714 %
                    (13)        The Principal Allocation Percentage                                                        39.9628 %


        D)          Portfolio Yield and Base Rate
                    (1)         The annualized Portfolio Yield for the preceding Monthly Period
                                was equal to                                                                                  9.17 %
                                The annualized portfolio yield for the 2nd preceding Monthly                                      58
                                Period was equal to                                                                          10.63 %
                                The annualized portfolio yield for the 3rd preceding Monthly                                      57
                                Period was equal to                                                                          11.07 %
                                The three month average Portfolio Yield was equal to                                         10.29 %
                    (2)         Base Rate for the preceding Monthly Period was equal to                                       7.37 %
                                The Base Rate for the 2nd preceding Monthly                                                       58
                                Period was equal to                                                                           7.60 %
                                The Base Rate for the 3rd preceding Monthly                                                       57
                                Period was equal to                                                                           7.83 %

        E)          Delinquent Balances
                    The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:
                    Up to 29 Days
                    Aggregate Account Balance                                                                         127,976,810.66
                    As a Percentage of Receiveables                                                                           4.62 %
                    (2) 30 - 59 Days
                    Aggregate Account Balance                                                                          40,543,976.06
                    As a Percentage of Receiveables                                                                           1.46 %
                    (3) 60 - 89 Days
                    Aggregate Account Balance                                                                          27,982,952.24
                    As a Percentage of Receiveables                                                                           1.01 %
                    (4) 90 or More Days
                    Aggregate Account Balance                                                                          58,903,884.20
                    As a Percentage of Receiveables                                                                           2.12 %
                    Total
                    Aggregate Account Balance                                                                         255,407,623.16
                    As a Percentage of Receiveables                                                                           9.21 %


        F)          Investor Default Amount
                    (1)         The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding
                                Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the Series
                                1996-3 Aggregate Investor Default Amount)                                                 887,306.19
                    (2)         The portion of the series 1996-3 Aggregate Investor Default Amount allocable
                                to the Class A Investor Interest (the Class A Investor Default Amount)                    520,749.14


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                                  May 15, 2001
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
                    (3)         The portion of the Series 1996-3 Aggregate Investor Default Amount
                                allocable to the Class B Investor Interest (the Class B
                                Investor Default Amount)                                                                  209,459.51
                    (4)         The portion of the Series 1996-3 Aggregate Investor Default Amount
                                allocable to the Collateral Investor Interest (the Collateral
                                Investor Default Amount)                                                                  157,097.54
                    (5)         The annualized investor default percentage (Series 1996-3 Aggregate
                                Investor Default Amount/Investor Interest) x 12 for the preceding
                                Monthly Period was equal to                                                                   1.03 %
                                The annualized investor default % for (the 2nd preceding Monthly Period), the                     58
                                Monthly Period, was equal to                                                                  1.58 %
                                The annualized investor default % for (the 3rd preceding Monthly Period), the                     57
                                Monthly Period, was equal to                                                                  2.03 %


        G)          Investor Charge Offs
                    (1)         The aggregate amount of Class A Investor Charge-Offs for the preceding
                                Monthly Period                                                                                  0.00
                    (2)         The aggregate amount of Class A Investor Charge Off per $1,000 original
                                Certificate Principal Amount                                                                    0.00
                    (3)         The aggregate amount of Class A Investor Charge-Offs reimbursed on the
                                Transfer Date immediately preceding the Distribution Date                                       0.00
                    (4)         The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                                G(2) above, per $1,000 original Class A Certificate principal amount                            0.00
                    (5)         The aggregate amount of Class B Investor Charge-Offs for such
                                Monthly Period                                                                                  0.00
                    (6)         The aggregate amount of Class B Investor Charge Off per $1,000 original
                                Certificate Principal Amount                                                                    0.00
                    (7)         The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                                Transfer Date immediately preceding such Distribution Date                                      0.00
                    (8)         The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                                G(6) above, per $1,000 original Class B Certificate principal amount                            0.00
                    (9)         The aggregate amount of Investor Charge-Offs                                                    0.00
                    (10)        The aggregate Investor Charge Off per $1,000 Original Certificate
                                Principal Amount                                                                                0.00
                    (11)        The aggregate amount of reimbursed Investor Charge-Offs                                         0.00
                    (12)        The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                                G(9) above, per $1,000 original Investor principal amount                                       0.00

        H)          Shared Excess Finance Charge Collection
                    The aggregate amount of shared Excess Finance Charge Collections during the preceding
                    Monthly Period which were allocated to the Series 1996-3 Certificates                                       0.00
        I)          Shared Principal Collections
                    The aggregate amount of Shared Principal Collections during the preceding Monthly Period
                    allocated to the Series 1996-3 Certificates                                                                 0.00
        J)          Reallocated Principal Collections
                    (1)         Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class



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             Chase Manhattan Credit Card Master Trust Series 1996-3

                                  May 15, 2001
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
                                     A Required Amount for any Monthly Period                                                   0.00
                         (2)         Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies
                                     in Class B Required Amount                                                                 0.00


             K)          Monthly Investor Servicing Fee
                         (1)         The amount of the Monthly Investor Servicing Fee payable by
                                     the Trust to the Servicer for the preceding Monthly Period                           324,691.87
                         (2)         The amount of the Class A Monthly Servicing Fee payable by
                                     the Trust for the preceding Monthly Period                                           190,557.69
                         (3)         The amount of the Class B Monthly Servicing Fee payable by
                                     the Trust to the Servicer for the preceding Monthly Period                            76,647.50
                         (4)         The amount of the Collateral Monthly Servicing Fee payable by
                                     the Trust to the Servicer for the preceding Monthly Period                            57,486.69

             L)          Collateral Interest
                         (1)         The Available Collateral Interest, as of the close of Transfer Date
                                     for the preceding Monthly Period was equal to                                     32,085,593.58
             M)          Required Collateral Interest
                         (1)         The Required Collateral interest as of the Transfer Date for the
                                     preceding Monthly Period was equal to                                             32,085,593.58


 III.        THE POOL FACTOR

             A)          The Pool Factor for the Record Date for the distribution to be made on the Distribution date(which represents the ratio of the amount of the Investor
                         Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor
                         Interest). The amount of a Certificateholders pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholders Certificate
                         by the Pool Factor.                                                                              0.06999926



                                              THE CHASE MANHATTAN BANK USA, N.A.
                                              Servicer




                                              By:
                                                 -----------------------------
                                              Name:   Patricia Garvey
                                              Title:  Vice President













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